UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 3, 2015

COMM 2015-LC19 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
Ladder Capital Finance LLC
Cantor Commercial Real Estate Lending, L.P.
KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-15	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of February 3, 2015 (the “Original Form 8-K”), with respect to COMM 2015-LC19 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3 and 99.4 to the Original Form 8-K, (2) to make any clerical and other minor revisions to the versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3 and 99.4 to the Original Form 8-K and (3) to provide certain disclosure relating to the servicing of the Mortgage Loans identified as “One Memorial” and “Gateway Center Phase II”.  No other changes have been made to the Original Form 8-K other than the changes described above.

Item 1.01 – Entry into a Material Definitive Agreement.

On February 4, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2015 (the “2015-LC19 Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “2015-LC19 Master Servicer”) and special servicer, Park Bridge Lender Services LLC, as operating advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, of COMM 2015-LC19 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2015-LC19 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the 2015-LC19 Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 139 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “One Memorial” on Exhibit B to the 2015-LC19 Pooling and Servicing Agreement (the “One Memorial Mortgage Loan”) is an asset of the Issuing Entity.  The One Memorial Mortgage Loan is part of a loan combination (the “One Memorial Loan Combination”) that includes the One Memorial Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “One Memorial Pari Passu Companion Loans”).  The One Memorial Loan Combination, including the One Memorial Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2014 (the “2014-CCRE21 Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.  The 2014-CCRE21 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on February 3, 2015 (the “Prospectus Supplement”), the terms and conditions of the 2014-CCRE21 Pooling and Servicing Agreement applicable to the servicing of the One Memorial Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the 2015-LC19 Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the One Memorial Mortgage Loan).

The Mortgage Loan identified as “Gateway Center Phase II” on Exhibit B to the 2015-LC19 Pooling and Servicing Agreement (the “Gateway Center Phase II Mortgage Loan”), is an asset of the Issuing Entity.  The Gateway Center Phase II Mortgage Loan is part of a loan combination (the “Gateway Center Phase II Loan Combination”) that includes the Gateway Center Phase II Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “Gateway Center Phase II Pari Passu Companion Loans”).  The Gateway Center Phase II Loan Combination, including the Gateway Center Phase II Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of October 1, 2014 (the “2014-CCRE20 Pooling and Servicing Agreement”), between the

Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.  The 2014-CCRE20 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

As disclosed in the Prospectus Supplement, the terms and conditions of the 2014-CCRE20 Pooling and Servicing Agreement applicable to the servicing of the Gateway Center Phase II Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the 2015-LC19 Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Gateway Center Phase II Mortgage Loan).

Item 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of January 26 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc. and Goldman, Sachs & Co.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2
Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

99.3	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.4	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.5
Pooling and Servicing Agreement, dated as of December 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.6
Pooling and Servicing Agreement, dated as of October 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: April 1, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of January 26 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc. and Goldman, Sachs & Co.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2
Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

99.3	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.4	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.5
Pooling and Servicing Agreement, dated as of December 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.6
Pooling and Servicing Agreement, dated as of October 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.